May 2022 / © 2022 Remitly Inc.1 Investor Presentation First Quarter 2022 Earnings May 5, 2022

May 2022 / © 2022 Remitly Inc.2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended March 31, 2022 to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

May 2022 / © 2022 Remitly Inc. 1Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

May 2022 / © 2022 Remitly Inc.4 Track record of strong growth continued in 1Q 2022 SCALE $136m 49% YoY REVENUE 3.0m active customers 42% YoY

Our target customers are not served well by traditional financial services

+280 million immigrants across the world[1]

USA +50m

Germany +15m

UK +9m

Canada +8m

France +8m

Spain ~7m

Australia +7m

Italy +6m

Rest of World +170m

$1.6T
Remittances sent

3-5% of GDP
low and mid-income countries[2]

[1] International Organization for Migration (IOM) GMDAC; [2] IMF & World Bank;
[3, 4] FDIC, Financial Health Network, Federal Reserve Bank of San Francisco; adjusted for inflation
[5] Long term loans include auto & student loans and mortgages; other financial services include check cashing, tax preparation, etc.

U.S. example illustrates that immigrants are financially underserved

+50%
US Immigrants that are underbanked[3]


B A N K

$3,000
US average annual financial services fees and interest paid by foreign-born households[4]

- **+$200** Remittances
- **+$800** Short term loans and fees (Credit cards, Payday loans, overdraft)
- **+$1,900** Long term loans and other financial services[5]

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May 2022 / © 2022 Remitly Inc.

Legacy cross border remittance industry is broken

Inconvenient

Limited store hours

Long wait time

Manual forms

Unsafe locations

Slow

3-5 business days[1]

No transparency on speed of transfer

Confusing

Poor customer support

No timely recourse

Lagging digital capabilities

Limited delivery options

Overpriced

5-7% avg take rate[2]

Hidden FX rates



[1,2] *The World Bank, Remittance Prices Worldwide, available at www.worldbank.org*

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May 2022 / © 2022 Remitly Inc.

Remitly is creating an enduring customer preference by providing trusted service

Convenient

+3.7B bank accounts

+690M mobile wallets

+395k cash pickup Locations

Home delivery

Fast

Majority of transactions disbursed in minutes[1]

Offer flexibility for customers who desire quick delivery of funds

Friendly

Intuitive sign on and KYC

3 taps to send a repeat transaction

Customer support – digital in 14 languages, human in 8 languages

Fair

~2% average cost to send

Upfront FX rate quotes



[1] Represents Remitly internal disbursement data for 1Q 2022

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May 2022 / © 2022 Remitly Inc.

Opportunity is massive and we are just getting started

Remittances TAM

$1.6T[1]

Global remittances through both formal and informal channels

Remitly SAM

$589B[2]

2021 World Bank estimate of remittance flows to Low and Middle Income countries

- Majority of remittances still flow through 'brick and mortar' channels, including informal remittance systems (e.g. hawala, fie-chien, etc.)
- Digital remittances account for ~15-25% of total addressable market, but mix shift is occurring rapidly
- 49% YoY 1Q22 revenue growth rate for Remitly demonstrates our ability to gain share
- Achieving scale rapidly and effectively is essential to long term success

[1] Remitly Form 10-K. [2] Remitly Form 10-K and The World Bank, Migration and Development Brief 35, Nov 2021

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May 2022 / © 2022 Remitly Inc.9 Acquire new customers at strong unit economics 2024 & beyond Current Impact Near- term impact 01 Marketing Expand to new geographies and increase payment and disbursement options for customers 02 Global network 03 Remittance product Differentiated features, risk systems, infrastructure and customer support Mid-term impact 04 New products and services Additional offerings to serve our customers’ needs and increase engagement Focused investments to drive continued growth

Marketing investments generate strong returns

[1] Return on marketing investment is the ratio of revenue, net of transaction expenses, to "Customer Acquisition Cost" or "CAC." "CAC" refers to direct marketing expenses deployed to acquire new customers. Direct marketing expenses exclude experimental spend used to test new marketing channels, creative production expenses, endorser costs, customer research expenses, agency fees, personnel costs, or other fixed operating expenses that support the marketing team. The calculation of this metric may differ from other similarly titled metrics used by other companies, analysts, or investors.

[2] Year 0 represents the year of acquisition for each cohort shown. As new customers are acquired throughout Year 0, their average tenure exiting this period is typically less than six months (more customers are added in the back half of the year due to continued growth and seasonality). Years 1-5 represent the full annual period for each cohort. For example, Year 1 for the 2020 cohort includes all of 2021.



Cumulative Return on Initial Direct Marketing Investment by Cohort
Return on Direct Marketing Investment[1]
7x
6x
5x
4x
3x
2x
1x
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
Relative Cohort Year
2015
2016
2017
2018
2019
2020

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May 2022 / © 2022 Remitly Inc.

May 2022 / © 2022 Remitly Inc. Our global network is continuously expanding and is a key growth driver 11 +2,300 corridors +3.7b bank accounts +395k cash pickup locations +690m mobile wallets +160 Countries & Territories Data as of 1Q 2022

Product & Technology investments drive superior customer experience

App UX
- App offered in 14 languages and adding more
- 3 taps to send for repeat customers
- Easy in-app access to help center

Risk & Fraud Management
- Reduced fraud sideline rates
- Reduced customer loss due to KYC verification friction
- Machine learning algorithm

Infrastructure & Security
- High 24/7/365 platform availability
- Lower security threats
- Plug-n-play corridor launches

Customer Support
- Lower KYC time and touches per review
- High repeat transaction post review
- Lower cancellation rates

+90%
of customers engage with Remitly on their phones

4.9 ★
iOS App Store rating[1] (+700k reviewers)

4.8 ★
Android Google Play rating[2] (~375k reviewers)

+99.96%
Platform availability[3]

8
languages customers can access for live support 24/7/365

[1,2] App Store and Google Play rating as of April 2022
[3] Remitly internal data for 1Q 2022

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May 2022 / © 2022 Remitly Inc.

May 2022 / © 2022 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 13

May 2022 / © 2022 Remitly Inc.14 1Q Financial Results Susanna Morgan CFO

May 2022 / © 2022 Remitly Inc.15 Track record of strong growth continued in 1Q 2022 SCALE 3.0m 42% growth in active customers over 1Q 2021 $6.1b 43% growth in send volume over 1Q 2021 REVENUE $136m 49% growth in revenue over 1Q 2021 90%+ Revenue retention across all cohorts since 2015

May 2022 / © 2022 Remitly Inc. Active Customers (thousands) Strong continued growth in active customers +42% YoY 1,140 1,525 1,692 1,891 2,136 16 Primarily driven by 2,397 2,561 2,836 3,042 ● New customer acquisition at strong unit economics ● High retention and customer loyalty ● Convenient, fast, friendly and fair customer experience ● Expansion of our global disbursement network

May 2022 / © 2022 Remitly Inc. Loyal & predictable customer base Revenue Contribution by Cohort ($ in millions) +90% Annual Revenue Retention (post first full year growth) 17

May 2022 / © 2022 Remitly Inc. Our take rate continues to remain stable Average Take Rate by Quarter (%) 18 Take-rate is defined as revenue per transaction as a percentage of the transaction size 2.22% Avg.

May 2022 / © 2022 Remitly Inc. High double digit revenue growth at scale Revenue ($ in millions) +49% YoY $45.7 $59.4 $71.8 $80.0 19 $111.1 $121.2 $135.3 $136.0 $91.1

May 2022 / © 2022 Remitly Inc.20 Delivering leverage on unit costs Direct integrations reduce transaction errors and lower processing costs Advanced risk and fraud management systems drive down transaction loss rates Scale drives better terms with payment processing and disbursement partners 1Q21 1Q22 Transaction expenses as percentage of revenue 45.1% 41.4% 370 bps

May 2022 / © 2022 Remitly Inc.21 Disciplined investments will drive long- term growth ● New customer acquisition marketing ● Expanding global network ● Product technology and new products ● Public company capabilities Marketing 1Q 2022 Operating Expense Mix (Non-GAAP) KEY INVESTMENTS $39.6m 43% Technology & Development $19.5m / 21% Customer Support & Operations $13.8m / 15% G&A $18.9m / 21% Excludes stock-based compensation expense. Please see reconciliation of Non-GAAP measures in the appendix

May 2022 / © 2022 Remitly Inc.22 Strong balance sheet to execute on growth $445m Cash as of 3/31/22 (8.9)% 1Q22 Adjusted EBITDA Margin ($23)m 1Q22 GAAP Net Loss ($12)m 1Q22 Adjusted EBITDA Please see reconciliation of Non-GAAP measures in the appendix

May 2022 / © 2022 Remitly Inc. 2022 Outlook Reflects strong growth and key investments to unlock our vision ● Raising 2022 revenue outlook by $5M at the midpoint (1) ● High growth at scale ● Upfront investments drive future growth and high customer lifetime value ● Investing efficiently to deliver long-term shareholder value $610m-$620m 2022E Revenue 33% to 35% growth — ($40)m-($30)m 2022E Adjusted EBITDA 23 1 Compared with 2022 outlook provided on March 2, 2022

May 2022 / © 2022 Remitly Inc. Q & A 24

May 2022 / © 2022 Remitly Inc. “ I wanted to send money to my girlfriend who is in the Philippines and it was a great experience using Remitly. My experience with the money transfer companies I used before was really bad. They made sending money really hard and I would get rejected! I am proud to help support my girlfriend back home and I feel that Remitly treats me with dignity and I know she receives the money safe and sound. This is the way it should be! We thank your company for providing a great service for us. Floyd Remitly user since 2021 Sends money from USA to the Philippines 25

May 2022 / © 2022 Remitly Inc. Appendix 26

May 2022 / © 2022 Remitly Inc.27 Non-GAAP Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provide additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by i) interest expense, net; ii) provision for income taxes; iii) noncash charge of depreciation and amortization; iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency; and v) non- cash stock-based compensation expense, net, as well as non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by i) non-cash stock-based compensation expense, as well as ii) non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment.

May 2022 / © 2022 Remitly Inc.28 Non-GAAP Reconciliation Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 1Q 2022 Customer support and operations $13,870 Excluding: Stock-based compensation expense, net 93 Non-GAAP customer support and operations $13,777 Marketing $40,621 Excluding: Stock-based compensation expense, net 1,032 Non-GAAP marketing $39,589 Technology & development $23,575 Excluding: Stock-based compensation expense, net 4,072 Non-GAAP technology and development $19,503 General and administrative $23,342 Excluding: Stock-based compensation expense, net 4,397 Non-GAAP General and administrative $18,945

May 2022 / © 2022 Remitly Inc.29 Non-GAAP Reconciliation Reconciliation of net loss to Adjusted EBITDA (in thousands) 1Q 2022 Net loss ($23,310) Add: Interest expense, net 277 Provision for income taxes 528 Depreciation and amortization 1,517 Foreign exchange (gain) loss (669) Stock-based compensation expense, net 9,594 Adjusted EBITDA ($12,063) Revenue $136,014 Adjusted EBITDA margin (8.9%)

May 2022 / © 2022 Remitly Inc. Thank you.